UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 16, 2021

Commission file number 000-21513

DXP Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5301 Hollister, Houston, Texas 77040	(713) 996-4700
(Address of principal executive offices)	Registrant’s telephone number, including area code.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock par value $0.01	DXPE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

The following information is furnished pursuant to Regulation FD.

On August 16, 2021, DXP Enterprises, Inc. (the “Company”), issued a press release announcing preliminary financial results (unreviewed) for the second quarter ended June 30, 2021. The Company will not host a conference call regarding the second quarter ended June 30, 2021 results.

The Company also announced that during the review of the Form 10-Q for the second quarter ended June 30, 2021 (the “Form 10-Q”), the Company determined it had aged un-vouchered purchase orders included in trade accounts payable. After lengthy investigation and research, the Company concluded that these balances were not valid obligations to vendors and will never be invoiced or paid. Some of the balances in this account are more than three years old and are beyond a reasonable expectation they will be settled and are not considered legal obligations of the Company. The Company continues to review the impact of these items on prior periods and intends to adjust prior year balances to reflect the immaterial changes. For the consolidated balance sheets, the Company expects to reduce trade accounts payable by an estimated $8 million - $12 million and increase retained earnings by a corresponding amount less the impacts associated with taxes. In addition, the Company expects to reduce the cost of sales in the consolidated statement of operations and reflect the associated impacts to the provision for income taxes for the comparative periods presented.

For more information please see the press release. The Company has determined that it is not able to file its Form 10-Q within the prescribed time period without unreasonable effort or expense for the reasons described above. The Company intends to file the Form 10-Q with the Securities and Exchange Commission on or before September 15, 2021.

A copy of the release is furnished herewith as Exhibit 99.1, and incorporated herein by reference. Such exhibit and the information provided above (i) is furnished pursuant to Item 2.02 of Form 8-K, (ii) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (iii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

Exhibit 99.1	Press Release dated August 16, 2021 announcing the earnings results for the second quarter ended June 30, 2021.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXP ENTERPRISES, INC.

August 16, 2021	By:	/s/ Kent Yee
Kent Yee
Senior Vice President/Finance and Chief Financial Officer

	By:	/s/ Gene Padgett
Gene Padgett
Senior Vice President/Chief Accounting Officer